Repurchase of shares	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Repurchase of shares
17.	Repurchase of shares

On April 15, 2014, the Company repurchased from Skyline 469,225 common shares, 27,180 Series A preferred shares, 591,451 Series A-1 preferred shares, 725,237 Series B preferred shares and 3,808,943 Series D convertible redeemable preferred shares at a consideration of approximately USD24,276 thousand.

On April 24, 2014, the Company repurchased from a number of existing shareholders the following common and preferred shares for a total consideration of USD49,809 thousand. The Company repurchased the following common and preferred shares at a per share price of USD2.82, equal to the issuance price of the Series E preferred shares:

•	10,334,679 common shares from Vantage Point Global Limited (Founder’s company) for USD29,121 thousand;

•	3,860,733 common shares from Aiden & Jasmine Limited (Co founder’s company) for USD10,879 thousand;

•	450,000 Series A preferred shares from Bright Access International Limited for USD1,268 thousand;

•	2,921,868 Series B preferred shares from Fidelity Asia Ventures Fund L.P. for USD8,233 thousand;

•	108,960 Series B preferred shares from Fidelity Asia Principals Fund L.P. for USD308 thousand;

For accounting purposes, the Company determined the per share fair value of the common shares, Series A preferred shares, and Series B preferred shares to be USD3.13, USD3.13, and USD3.19, respectively, on April 24, 2014, the date of repurchase. The repurchase price of USD2.82 was mutually negotiated at the time of the repurchase transactions. There were no other arrangements with the selling shareholders other than the exchange of Xiaomi options for transfer restrictions as described above. The selling shareholders were willing to sell its common and preferred shares at the USD2.82 per share price as it would provide them with as a form of liquidity. For the common shares repurchased, the Company charged the excess of the purchased price over the par value to additional paid in capital. For the preferred shares repurchased, the Company charged the excess of the purchase price over the carrying value to retain earnings or to additional paid in capital if retained earnings is zero.

On the same day, April 24, 2014, the Company transferred a total of 14,195,412 repurchased common shares to Leading Advice for future issuance of restricted shares under the Company’s 2014 Plan and cancelled the remaining repurchased shares. While the common shares have been transferred to Leading Advice, the common shares issued to Leading Advice do not have the attributes of unrestricted, issued and outstanding shares. Therefore, these shares issued to Leading Advice are accounted as treasury shares.

According to the repurchase contract, the Company was entitled to an amount (the “Withheld Price”) to withhold any taxes with respect to this repurchase as required under the applicable laws. If the Seller has not been specifically required by the applicable governmental or regulatory authority to pay any taxes as required under the applicable laws in connection with the repurchase, after the fifth anniversary of the Closing Date, the Company will pay to the Seller the Withheld Price with a simple interest thereon at the rate of five percent (5%) per annum (the “repayment price”) from the Closing Date. Therefore, the Withheld Price was recognized as long-term payable of USD4,782 thousand including due to related parties, non-current portion in the financial statements.